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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-62791 and No. 333-70439) of Eclipsys Corporation of our report dated February 19, 1999 appearing on page 32 of this Form 10-K.





PricewaterhouseCoopers LLP

Atlanta, Georgia
March 25, 1999